UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2004

N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 23, 2004, the Registrant issued the press release, which is attached as Exhibit 99.1 to this Report and is deemed to be filed under the Securities Exchange Act of 1934, as amended.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

   Exhibit No.        Description            Page

               99.1                          Press Release dated              E-1
                         February 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
                         Registrant

Date:    February 23, 2004                /s/Mark T. Schwetschenau
Mark T. Schwetschenau
Vice President and Controller
(Principal Accounting Officer)

INDEX TO EXHIBITS

                Exhibit No.        Description            Page

                      99.1             Press Release dated              E-1
                              February 23, 2004